Certain statements made by us in this presentation that are not historical facts or that relate to future plans, events or performances are forward-looking statements that reflect management’s current outlook for future periods, including statements regarding future financial performance. These forward-looking statements are based upon our current expectations, and our actual results may differ materially from those described or contemplated in the forward–looking statements. Factors that may cause our actual results to differ materially from those contained in the forward-looking statements, include without limitation the following: 1) national and global economic conditions, including the impact of changes in national and global credit markets and other changes on our customers; 2) our ability to continue to attract and retain customers and maintain profit margins in the face of new and existing competition; 3) new laws and regulations that could have a materially adverse effect on our operations and financial results; 4) significant labor disturbances which could disrupt industries we serve; 5) increased costs and collateral requirements in connection with our insurance obligations, including workers’ compensation insurance; 6) the adequacy of our financial reserves; 7) our continuing ability to comply with financial covenants in our lines of credit and other financing agreements; 8) our ability to attract and retain competent employees in key positions or to find temporary employees to fulfill the needs of our customers; 9) our ability to successfully complete and integrate acquisitions that we may make from time to time; and 10) other risks described in our filings with the Securities and Exchange Commission, including our most recent Form 10-K and Form 10-Q filings. Use of estimates and forecasts: Any references made to 2013 are based on management guidance issued Oct. 23, 2013, and are included for informational purposes only and are not an update or reaffirmation. We assume no obligation to update or revise any forward-looking statement, whether as a result of new information, future events, or otherwise, except as required by law. Any other reference to future financial estimates are included for informational purposes only and subject to factors discussed in our 10-K and 10-Q filings. TrueBlue Q3 Investor Presentation | page 2 FORWARD-LOOKING STATEMENTS

TRUEBLUE INVESTMENT HIGHLIGHTS • Specialized leader in blue-collar staffing • Well-positioned in growing staffing market • Significant upside as construction market rebounds • Compelling organic growth strategies • Successful acquisition strategy • Strong operating leverage • Strong capital position supports growth TrueBlue Q3 Investor Presentation | page 3

COMPANY OVERVIEW TrueBlue offers a full-range of specialized blue-collar staffing solutions to industries that include construction, manufacturing, transportation, aviation, wholesale, waste, hospitality and services, retail, energy, and more. TrueBlue Q3 Investor Presentation | page 4

*Business line revenue amounts rounded to the nearest $5 million. REVENUE BY SERVICE LINE AND INDUSTRY MIX ENERGY AND INDUSTRIAL 10% WHOLESALE TRADE 8% RETAIL 7% SERVICES & OTHER 14% AVIATION 9% CONSTRUCTION 20% TRANSPORTATION 12% MANUFACTURING 20% 2012 Total Revenue by Industry LABOR READY $835M PLANETECHS $130M SPARTAN STAFFING $140M CLP $230M CENTER LINE $60M 2012 Total Revenues = $1.4 Billion* TrueBlue Q3 Investor Presentation | page 5

QUICK COMPANY FACTS 25 $1.65B Years in Business 2013 Revenue Forecast 350,000 Connect More Than People to Work Each Year 140,000 Serve More Than Businesses Annually TrueBlue Q3 Investor Presentation | page 6

WHAT WE DO TrueBlue Q3 Investor Presentation | page 7 • Recruit, screen and assign workers to customer job assignments • Employer of Record for workers • Workers paid based on hours worked and hourly pay rate • Customers billed for hours worked and agreed-upon bill rate

BLUE-COLLAR STAFFING: $28 BILLION INDUSTRY $100 Billion Overall Industry $28B OFFICE IT FINANCE HEALTHCARE OTHER LIGHT INDUSTRIAL / BLUE-COLLAR STAFFING TrueBlue Q3 Investor Presentation | page 8 Source: Staffing Industry Analysts, TrueBlue estimates

STRONG GROWTH PROJECTED FOR BLUE-COLLAR STAFFING Source: Staffing Industry Analysts, Moody’s economic forecasts, TrueBlue estimates 2012 2016 $35 BILLION $28 BILLION Market Market Forecast TrueBlue Q3 Investor Presentation | page 9

COMPELLING GROWTH TRENDS IN BLUE-COLLAR JOBS Blue-collar Jobs are five of the Top 20 Growth Industries 2010-2020 (1000s): Source: U.S. Bureau of Labor Statistics TrueBlue Q3 Investor Presentation | page 10 0 500 1,500 2,000 1,000 #1: Construction 1,840 #2: Retail Trade 1,800 #6 Food Services 860 #9: Wholesale Trade 745 630 #18: Truck Transportation 300

BUSINESSES INCREASE USE OF TEMPORARY STAFFING Why Businesses are Using More Temporary Staffing: Source: Bureau of Labor Statistics. Measures number of jobs added from help supply services as a percentage of total non-farm payroll. Timeframe measured is 49 months from the start of the recoveries: August 1991, May 2003, and September 2009. Temp Jobs as Percentage of Total Jobs Added 1991, 2003 Recoveries 6% 2009 - 2013 Recovery 15% TrueBlue Q3 Investor Presentation | page 11

STAFFING INDUSTRY GROWTH DRIVERS: CONSTRUCTION • Construction employment near historic lows • Positive momentum for housing starts; construction employment to follow • Significant construction revenue increase • Multiplier effect on manufacturing, warehousing, logistics, retail, and services OPPORTUNITY SITUATION TrueBlue Q3 Investor Presentation | page 12

TRUEBLUE: STRONG CONSTRUCTION UPSIDE $450 MILLION $280 MILLION 2012 Construction Revenue TrueBlue Q3 Investor Presentation | page 13 2006 Construction Revenue

STAFFING INDUSTRY GROWTH DRIVERS: MANUFACTURING • U.S. Manufacturing Renaissance • Increased incentives to “reshore” including increasing wages in China, offshore product quality concerns, and logistics costs • Decline in energy costs • Provide flexible, skilled labor force • Closer-to-customer improves service OPPORTUNITY SITUATION TrueBlue Q3 Investor Presentation | page 14

STAFFING INDUSTRY GROWTH DRIVERS: TRANSPORTATION • High driver turnover • New safety regulations create need for more drivers • 100,000 new drivers needed per year, over the next 10 years* • Access to hard-to-find talent • Safety and compliance leadership • Flexible recruiting model • Logistics company partnerships * Source: The American Trucking Association OPPORTUNITY SITUATION TrueBlue Q3 Investor Presentation | page 15

STAFFING INDUSTRY GROWTH DRIVERS: ENERGY • Growing energy independence • Skilled worker shortages • More than 100,000 new jobs in the solar industry by 2016* • Deliver and manage skilled work force in remote areas • Deep technical knowledge in green industries • Partner with trades schools to fill skilled-worker gap • Business process improvements, not just service features OPPORTUNITY SITUATION * Source: The Solar Energy Industry Association TrueBlue Q3 Investor Presentation | page 16

STRATEGIES DELIVER GROWTH Source: Staffing Industry Analysts, Moody’s economic forecasts, TrueBlue estimates CAGR 13% TrueBlue revenue growth at TrueBlue Q3 Investor Presentation | page 17 8% Staffing industry growth at CAGR since 2010 since 2010

ACQUISITION GROWTH GROWTH STRATEGIES In addition to organic revenue growth, TrueBlue has a proven track record of successfully acquiring and integrating staffing companies. Continued focus on operational efficiency increases operating leverage. ORGANIC GROWTH TrueBlue Q3 Investor Presentation | page 18 EFFICIENT OPERATIONS

MULTIPLE CORE BUSINESS GROWTH STRATEGIES TrueBlue Q3 Investor Presentation | page 19 • Develop new blue-collar service lines • Differentiate through industry specialization • Extend reach through geographic expansion ORGANIC GROWTH

SUCCESSFUL ACQUISITION STRATEGY RESULTS CONSIDERATION • ROIC* • Strategic fit • Cultural fit • Limited financial risk • New business capabilities • Talent • ROI >cost of capital • $240M invested between 2004 - 2013 • Aggregated acquired companies ~50% of 2013 revenue • Platforms to seamlessly tuck-in future acquisitions * Return on Invested Capital TrueBlue Q3 Investor Presentation | page 20 ACQUISITION GROWTH

Acquired February 2013 Acquired October 2013 Purchase Price $48M* or 4 x EBITDA $20M* or 4 x EBITDA Rationale • Increased market share in core business • New talent • Branch consolidation synergies • Increased market share in core business • New talent • Contiguous geographic expansion Integration • Merged into Labor Ready • Integration completed in 5 months • Merged into Spartan operations • Integration to be completed in 3 months RECENT ACQUISITION SUCCESSES * Excludes working capital adjustments. TrueBlue Q3 Investor Presentation | page 21 ACQUISITION GROWTH

EFFICIENCIES IMPROVE OPERATING LEVERAGE TrueBlue Q3 Investor Presentation | page 22 • Reduce physical branch dependency • Increase efficiencies through technology • Centralize services EFFICIENT OPERATIONS

ENABLING EFFICIENCY THROUGH TECHNOLOGY TrueBlue Q3 Investor Presentation | page 23 DEDICATED RECRUITING Electronic payment is helping workers be more flexible while eliminating the need to wait in a branch or return for payment. Texting enables us to contact qualified candidates, get a response and fill more jobs. Technology enables us to find and recruit more -- and more talented workers to fill customers’ needs. ELECTRONIC PAY CARDS EFFICIENT OPERATIONS

Financial Review

STRONG FINANCIAL PERFORMANCE $86M* Revenues Adjusted EBITDA* and Margin *EBITDA and Adjusted EBITDA are non-GAAP measures. The Adjusted EBITDA including Large Aviation Project calculation adds back the drop in 2013 EBITDA associated with the wind down of a large customer project in 2013 that was present in prior years to provide investors with an additional basis for comparison. See Appendix for further discussion and a reconciliation to GAAP measures. TrueBlue Q3 Investor Presentation | page 25 $1,149 $1,316 $1,390 $1,658 $1,000 $1,200 $1,400 $1,600 $1,800 2010 2011 2012 2013F $45 $64 $72 $86 3.0% 4.0% 5.0% 6.0% $- $20 $40 $60 $80 $100 2010 2011 2012 2013F Adj. EBITDA Adj. EBITDA Margin, Including Large Aviation Project Adj. EBITDA, Including Large Aviation Project $ 9 Dollar amounts in millions $95

$0 $10 $20 $30 $40 $50 $60 $70 $80 $90 2012 Actual EBITDA* Large Aviation Project Non-Recurring Acquisition Costs Acquisition Results Core Business 2013 EBITDA* Estimate Non-Recurring Acquisition Costs 2013 Adjusted EBITDA* Estimate $72M $9M $10M $13M 2013 EBITDA AND ADJUSTED EBITDA BRIDGE $79M $7M $7M $86M TrueBlue Q3 Investor Presentation | page 26 *EBITDA and Adjusted EBITDA are non-GAAP measures. See Appendix for EBITDA and Adjusted EBITDA reconciliation to GAAP measures.

IMPRESSIVE 2013 REVENUE TRENDS



20%
0%
Q-1 '13*
Q-2 '13*
Q-3 '13*
Q-4 '13F*
Total Revenue Growth
Organic Revenue Growth, Including Large Aviation Project

* All calculations based on comparison to same period a year ago. Total revenue includes MDT acquisition in February 2013 and the TWC acquisition in October 2013. Organic revenue excludes large aviation project and is estimated at 5-7% growth. Due to the consolidation of acquired branches into existing branches, and merging customers and workforces, acquisition growth trends cannot be segregated and calculated precisely. The Organic Revenue Growth Including Large Aviation Project calculation adds back the drop in 2013 revenue associated with the wind down of a large customer project in 2013 that was present in prior years to provide investors with an additional basis for comparison.

TrueBlue Q3 Investor Presentation | page 27

TRUEBLUE

Incremental Organic Revenue $100 Gross Profit Generated $26 Operating Expense Associated with Incremental Revenue $(9) – (11) Incremental EBITDA* ≈$15 * Reflects an approximation of the incremental EBITDA that management believes can be achieved, in general, with favorable revenue growth and current gross margin, revenue mix and geographic footprint. See Appendix for EBITDA and Adjusted EBITDA reconciliation to GAAP measures. POWERFUL OPERATING LEVERAGE TrueBlue Q3 Investor Presentation | page 28

Dollar amounts in millions Q-3 2013 Cash & Investments $ 139 Borrowing Availability $ 74 Total Liquidity Strong liquidity position to fund acquisition strategy $ 213 STRONG CAPITAL POSITION SUPPORTS GROWTH Debt Low financial leverage balances strong operating leverage $ 32 TrueBlue Q3 Investor Presentation | page 29

• Specialized leader in blue-collar staffing • Well-positioned in growing staffing market • Significant upside as construction market rebounds • Compelling organic growth strategies • Successful acquisition strategy • Strong operating leverage • Strong capital position supports growth TRUEBLUE INVESTMENT HIGHLIGHTS TrueBlue Q3 Investor Presentation | page 30

Appendix

OPERATING INCOME TO EBITDA AND ADJUSTED EBITDA RECONCILIATION

In millions

	2010	2011	2012	2013F
Income from operations	$ 28	$ 48	$ 53	$ 59
Depreciation & amortization	16	16	19	20
EBITDA*	45	64	72	79
Non-recurring acquisition costs**	-	-	-	7
Adjusted EBITDA*	45	64	72	86
Large aviation project	-	-	-	9
Adjusted EBITDA* including large aviation project***	$ 45	$ 64	$ 72	$ 95

*EBITDA and Adjusted EBITDA are non-GAAP terms. EBITDA excludes deprecation and amortization from Income from Operations and Adjusted EBITDA excludes non-recurring costs related to the purchase, integration, reorganization and shutdown activities related to acquisitions. EBITDA and Adjusted EBITDA are key measures used by management in evaluating performance. EBITDA and Adjusted EBITDA should not be considered a measure of financial performance in isolation or as an alternative to operating income in the Consolidated Statement of Operations in accordance with GAAP, and, as presented, may not be comparable to similarly titled measures of other companies.

**Includes costs related to the purchase, integration, reorganization and shutdown activities related to acquisitions which are not expected to recur in 2014.

***The Adjusted EBITDA including Large Aviation Project calculation adds back the drop in 2013 EBITDA associated with the wind down of a large customer project in 2013 that was present in prior years to provide investors with an additional basis for comparison.

TrueBlue Q3 Investor Presentation | page 32

TRUEBLUE